Sprott Funds Trust

Sprott Gold Miners ETF (SGDM)

Sprott Junior Gold Miners ETF (SGDJ)

Supplement dated September 16, 2024
to the Prospectus and the Statement of Additional Information (“SAI”) dated April 29, 2024

In connection with the change in rebalancing dates of the Solactive Gold Miners Custom Factors Total Return Index (the “Underlying Gold Miners Index”) effective September 30, 2024, the second paragraph in the Prospectus and Summary Prospectus under the heading entitled “Principal Investment Strategies of the Fund” for the Sprott Gold Miners ETF is replaced in its entirety with the following:

The Underlying Gold Miners Index is reconstituted and rebalanced quarterly after the close of the third Friday of March, June, September, and December. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Gold Miners Index will consist of such companies.

The third paragraph in the Prospectus and Summary Prospectus under the heading entitled “Principal Investment Strategies of the Fund” for the Sprott Junior Gold Miners ETF is replaced in its entirety with the following:

The Underlying Junior Gold Miners Index is reconstituted and rebalanced semi-annually after the close of the third Friday of March and September. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Junior Gold Miners Index will consist of such companies.

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You should read this Supplement in conjunction with the Funds’ Prospectus and SAI, each dated April 29, 2024, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-622-1813.

Please retain this Supplement for future reference.